UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   _________
                                   FORM 8-K
                                   _________




                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (date of earliest event reported): May 2, 2003



                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



            New Jersey                     1-10518             22-2553159
(State or other jurisdiction of)   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                  07663
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (201) 703-2265


                                Not Applicable
________________________________________________________________________________
           (Former name or former address, if changed since last report.)


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Item 5.  Other Events

On May 1, 2003, Interchange Financial Services Corporation issued a press release reporting that Interchange Completes Acquisition of Bridge View. A copy of the company's press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits

         99.1 Press Release of Interchange Financial Services Corporation dated May 1, 2003.

                                       SIGNATURE
                                       _________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2003                     Interchange Financial Services Corporation


                                      By:      /s/ Charles Field
                                               ____________________________
                                               Charles Field
                                               Senior Vice President & CFO